SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                     Date of Report:  March 21, 1995
                    (Date of earliest event reported)


                          UAL CORPORATION
         (Exact name of registrant as specified in its charter)


            Delaware               1-6033           36-2675207
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)    Identification No.)


1200 Algonquin Road, Elk Grove Township, Illinois       60007
 (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (708) 952-4000


                             Not Applicable
      (Former name or former address, if changed since last report)




ITEM 5.         OTHER EVENTS.

    UAL Corporation (the "Company") is filing herewith News For
Investors issued to investors and analysts by the Company as
Exhibit 99.1 which is incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.     Description

    99.1        News For Investors.



                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     UAL CORPORATION



                                      By:    /s/ John A. Edwardson

                                      Name:  John A. Edwardson
                                      Title:  President






Dated:  March 21, 1995




                              EXHIBIT INDEX


Exhibit
Number          Description

 99.1           News For Investors.